Assets Held for Sale - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2017	Sep. 30, 2016
Assets Held for Sale [Abstract]
Disclosure of Long Lived Assets Held-for-sale [Table Text Block]
Assets Held for Sale
During the first quarter of 2017, we entered into agreements with an unaffiliated third party to sell the SBI Charleston and SBI Cakewalk, two 2014 built Kamsarmax vessels, for approximately $22.5 million each.
As such, as of March 31, 2017, we classified these vessels as held for sale, recorded a loss of $17.7 million and wrote off $0.5 million of deferred financing costs. We also classified the related debt of approximately $20.1 million as a current liability.
During the second quarter of 2017, we completed the sale of SBI Cakewalk and SBI Charleston for $22.5 million each and as such the balance in assets held for sale is zero.

Proceeds from Sale of Property, Plant, and Equipment	$ 44,340	$ 271,376